UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

MRC Global Inc. (“MRC Global”) held its Annual Meeting of Stockholders on April 29, 2015 (the “Annual Meeting”) to: (i) elect nine members to the Board of Directors to serve for a one-year term; (ii) conduct an advisory vote on a non-binding advisory resolution approving MRC Global’s named executive officer compensation; (iii) approve an amendment to MRC Global’s 2011 Omnibus Incentive Plan; (iv) approve the material terms of the performance goals for performance awards under MRC Global’s 2011 Omnibus Incentive Plan; and (v) ratify Ernst & Young LLP as MRC Global’s independent registered public accounting firm for 2015. All of MRC Global’s directors up for re-election were re-elected by a majority of the votes cast and each of the other matters voted upon at the Annual Meeting was approved.

As of March 5, 2015, the record date for the Annual Meeting, there were 102,359,333 shares of MRC Global common stock issued and outstanding and entitled to vote at the Annual Meeting and 92,066,964 shares of MRC Global common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the holders of MRC Global common stock.

The number of votes for, votes withheld and non-votes for the election of each director up for re-election was as follows:

Name	Number of Votes FOR	Number of Votes Withhled	Number of Non-Votes
Andrew R. Lane	78,074,668	2,572,208	11,420,088
Leonard M. Anthony	79,201,882	1,444,994	11,420,088
Rhys J. Best	78,634,242	2,012,634	11,420,088
Henry Cornell	79,297,181	1,349,695	11,420,088
Craig Ketchum	78,560,545	2,086,331	11,420,088
Gerard P. Krans	79,304,183	1,342,693	11,420,088
Dr. Cornelis A. Linse	80,254,021	392,855	11,420,088
John A. Perkins	79,776,275	870,601	11,420,088
H.B. Wehrle, III	78,641,861	2,005,015	11,420,088

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the advisory vote on a non-binding advisory resolution approving MRC Global’s named executive officer compensation was as follows:

Number of Votes FOR	Number of Votes Against	Abstensions	Number of Non-Votes
78,455,406	2,169,548	21,922	11,420,088

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the amendment to MRC Global’s 2011 Omnibus Incentive Plan was as follows:

Number of Votes FOR	Number of Votes Against	Abstensions	Number of Non-Votes
78,210,427	2,423,238	13,211	11,420,088

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the material terms of the performance goals for performance awards under MRC Global’s 2011 Omnibus Incentive Plan was as follows:

Number of Votes FOR	Number of Votes Against	Abstensions	Number of Non-Votes
78,205,666	2,427,724	13,486	11,420,088

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the ratification of Ernst & Young LLP as MRC Global’s independent registered public accounting firm for 2015 was as follows:

Number of Votes FOR	Number of Votes Against	Abstensions	Number of Non-Votes
90,832,827	1,202,109	32,028	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2015
MRC GLOBAL INC.

	By:	/s/ Daniel J. Churay
Daniel J. Churay Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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